UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2015

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Ste. 510, Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             First Quarter Results of Operations and Financial Condition.

On May 14, 2015, Cosi, Inc. (the "Company") issued a press release announcing its earnings for the first quarter ended March 30, 2015.  A copy of the press release is furnished as Exhibit 99.1.

Item 7.01                           Regulation FD Disclosure.

On May 14, 2015, the Company hosted a teleconference and webcast to discuss its first quarter results.  The text of the supplemental slides to which management referred during the presentation is attached hereto as Exhibit 99.2.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1	Press Release of Cosi, Inc., dated May 14, 2015.

Exhibit 99.2	Slides for teleconference held on May 14, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015	Cosi, Inc.

	By:	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. and General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Cosi, Inc., dated May 14, 2015.	E
99.2	Slides for teleconference held on May 14, 2015.	E